Exhibit 32.1
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CERTIFICATIONS

          The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's annual report on Form 10-K for the period ended December 31, 2005 (the "Report"), as amended by this Amendment No. 1, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: December 1, 2006                  By:  /s/ Nathan Kahn
                                           ----------------------------
                                           Nathan Kahn,
                                           Chief Executive Officer and President

          The undersigned officer of Empire Resources, Inc. (the "Company") hereby certifies that the Company's annual report on Form 10-K for the period ended December 31, 2005 (the "Report"), as amended by this Amendment No. 1, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company. This certification is provided solely pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and shall not be deemed to be a part of the Report or "filed" for any purpose whatsoever.

Date: December 1, 2006                  By:  /s/ Sandra Kahn
                                           ----------------------------
                                           Sandra Kahn,
                                           Chief Financial Officer


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